Exhibit 99.2

GUARANTY

This GUARANTY, dated as of December 20, 2010 (this “Guaranty”), is made by and among, CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED, a company organized under the laws of the United Kingdom, CONTAINER APPLICATIONS INTERNATIONAL, LTD., a company organized under the laws of Japan, CONTAINER APPLICATIONS (MALAYSIA) SDN BDH, a company organized under the laws of Malaysia, SKY CONTAINER TRADING LIMITED, a company organized under the laws of the United Kingdom, SKY DOMESTIC CONTAINER LEASING LIMITED, a company organized under the laws of the United Kingdom, CAI CONSENT SWEDEN AB, a company organized under the laws of Sweden, CAI CONSENT GERMANY GMBH, a company organized under the laws of Germany, and each a Foreign Subsidiary of Container Applications Limited (“CAL” or the “Borrower”), and CAI INTERNATIONAL, INC. (“CAI International”), which, after the date hereof, are required to become a Guarantor pursuant to §8.14 or §8.15 of the Loan Agreement (as defined below) (collectively, the “Guarantors”) in favor of (i) ING Bank N.V., as administrative agent (hereinafter, in such capacity, the “Administrative Agent”) for itself and the other lending institutions (hereinafter, the “Secured Parties”) which are or may become parties to that certain Term Loan Agreement, dated as of December 20, 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”), by and among CAL, CAI International, the Lenders, the Administrative Agent, and the other agents party thereto and (ii) each of the Secured Parties.

WHEREAS, the Borrower and the Guarantors are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;

WHEREAS, each Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Secured Parties pursuant to the Loan Agreement (which benefits are hereby acknowledged);

WHEREAS, it is a condition precedent to the Secured Parties’ willingness to make any loans or otherwise extend credit to the Borrower under the Loan Agreement that the Guarantors execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, a guaranty in substantially the form hereof;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in order to induce the Administrative Agent and the Secured Parties to make any loans or otherwise extend credit to the Borrower under the Loan Agreement and to guaranty the Borrower’s Obligations under or in respect of the Loan Agreement and the other Loan Documents, each of the Guarantors agrees with the Administrative Agent, for the benefit of the Secured Parties as follows:

1.             Definitions.  The term “Obligations” as used in this Guaranty shall mean, collectively, the “Obligations” and the “Parallel Obligations” (as each such term is defined in the Loan Agreement).  All other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement.

2.             Guaranty of Payment and Performance.  Each of the Guarantors hereby jointly and severally guarantees to the Secured Parties and the Administrative Agent the full and punctual payment in cash when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Administrative Agent or any Secured Party first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the joint and several obligations of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Administrative Agent, become immediately due and payable to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, without demand or notice of any nature, all of which are expressly waived by each of the Guarantors.  Payments by the Guarantors hereunder may be required by the Administrative Agent on any number of occasions. All payments by the Guarantors hereunder shall be made to the Administrative Agent, in Dollars, in the manner and at the place of payment specified therefor in the Loan Agreement, for the account of the Secured Parties and the Administrative Agent.

3.             Guarantors’ Agreement to Pay Enforcement Costs, etc.  Each of the Guarantors further agrees, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Administrative Agent or any Secured Party in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Loan Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

4.             Waivers by the Guarantors; Secured Parties’ Freedom to Act.  Each of the Guarantors agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Secured Party with respect thereto. Each of the Guarantors waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any of the Obligations and agrees that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Administrative Agent or any Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any of the Obligations; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Loan Agreement, the Term Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Administrative Agent or any Secured Party may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Administrative Agent or any Secured Party might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any of the Guarantors, all of which may be done without notice to any of the Guarantors. To the fullest extent permitted by law, each of the Guarantors hereby expressly waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent the Administrative Agent or any Secured Party from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantors before or after the Administrative Agent’s or such Secured Party’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Administrative Agent or any Secured Party.

5.             Unenforceability of Obligations Against Borrower.  If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each of the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Loan Agreement, the Term Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

6.             Subrogation; Subordination.

6.1.           Waiver of Rights Against Borrower.  Until the final payment in cash and performance in full of all of the Obligations, none of the Guarantors shall exercise and hereby waives any rights against the Borrower or any other Guarantor arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Administrative Agent or any Secured Party in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any setoff, recoupment or counterclaim against the Borrower or any other Guarantor in respect of any liability of such Guarantor to the Borrower or such other Guarantor; and each of the Guarantors waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or any Secured Party.

6.2.           Subordination. The payment of any amounts due with respect to any indebtedness of the Borrower or any Guarantor for money borrowed or credit received now or hereafter owed to any of the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations, excluding the Excluded Intercompany Obligations, but including any obligation of the Borrower or any Guarantor to a Guarantor as subrogee of the Lenders or resulting from a Guarantor’s performance under this Guaranty.  Notwithstanding the subordination pursuant to the foregoing sentence, Borrower or any Guarantor may continue to make payments to a Guarantor in the ordinary course of business, unless:  (i) a Default or Event of Default has occurred and is continuing; and (ii) Administrative Agent shall have notified such Guarantor in writing that payments of Borrower’s or such Guarantor’s obligations that have been subordinated pursuant to this Section should lapse until such Default or Event of Default has been cured.

6.3.           Provisions Supplemental. The provisions of this §6 shall be supplemental to and not in derogation of any rights and remedies of the Secured Parties and the Administrative Agent under any separate subordination agreement which the Administrative Agent may at any time and from time to time enter into with any of the Guarantors for the benefit of the Secured Parties and the Administrative Agent.

7.            Setoff.  Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations under the Loan Documents, each of the Administrative Agent and the Secured Parties is hereby authorized at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by the Guarantors) and to the fullest extent permitted by law, to set off and apply all deposits (general or special, time or demand, provisional or final) and all other sums credited by or due from the Administrative Agent or any Secured Party or any affiliates thereof to any Guarantor or subject to withdrawal by any Guarantor against the joint and several obligations of the Guarantors under this Guaranty, whether or not the Administrative Agent or such Secured Party shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

8.            Further Assurances.  Each of the Guarantors agrees that it will from time to time, at the request of the Administrative Agent, do all such things and execute all such documents as the Administrative Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Secured Parties and the Administrative Agent hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Administrative Agent or any Secured Party in order for such Guarantor to keep adequately informed of changes in the Borrower’s financial condition.

9.            Termination; Reinstatement.  This Guaranty shall remain in full force and effect until the indefeasible payment in full in cash and performance of all of the Obligations.  This Guaranty shall continue to be effective or be reinstated as to any such Guarantor, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received. Notwithstanding anything herein to the contrary, release of any Guarantor in accordance with the terms hereof shall not impair or otherwise affect any rights of the Administrative Agent or the Secured Parties hereunder with respect to any other Guarantor, nor shall it affect the joint and several obligations of such other Guarantors hereunder.

10.           Successors and Assigns.  This Guaranty shall be binding upon each of the Guarantors, its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Secured Party may assign or otherwise transfer the Loan Agreement, the Term Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Secured Party herein, all in accordance with § 15 of the Loan Agreement. None of the Guarantors may assign any of its obligations hereunder.

11.           Amendments and Waivers.  No amendment or waiver of any provision of this Guaranty nor consent to any departure by any of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent with the consent of the Required Lenders. No failure on the part of the Administrative Agent or any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12.           Notices.  All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to any of the Guarantors, at the address set forth beneath its signature hereto, and if to the Administrative Agent, at the address for notices to the Administrative Agent set forth in § 16.6 of the Loan Agreement, or at such address as either party may designate in writing to the other.

13.           Governing Law; Consent to Jurisdiction.  THIS GUARANTY IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)). Each of the Guarantors and the Administrative Agent agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New York or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon such Guarantor by mail at the address specified by reference in § 12. Each of the Guarantors and the Administrative Agent hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

14.           Waiver of Jury Trial.  EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Guarantors hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Guarantors (i) certifies that neither the Administrative Agent or any Secured Party nor any representative, agent or attorney of the Administrative Agent or any Secured Party has represented, expressly or otherwise, that the Administrative Agent or any Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Administrative Agent or any Secured Party is a party, the Administrative Agent and the Secured Parties are relying upon, among other things, the waivers and certifications contained in this §14.

15.           Withholding Taxes.  Each of the Guarantors hereby agrees that:

(a)           any and all payments made by such Guarantor hereunder shall be made free and clear of, and without deduction for, any and all taxes, levies, fees, duties, imposts, deductions, charges or withholdings of any nature whatsoever, excluding, in the case of the Administrative Agent or the Secured Parties or any holder of the Term Notes, (i) taxes imposed on, or measured by, its net income or profits, (ii) franchise taxes imposed on it, (iii) taxes imposed by any jurisdiction as a direct consequence of it, or any of its affiliates, having a present or former connection with such jurisdiction, including, without limitation, being organized, existing or qualified to do business, doing business or maintaining a permanent establishment or office in such jurisdiction, (iv) taxes imposed by reason of its failure to comply with any applicable certification, identification, information, documentation or other reporting requirement, or (v) any backup withholding (all such non-excluded taxes being hereinafter referred to as “Indemnifiable Taxes”). In the event that any withholding or deduction from any payment to be made by any of the Guarantors hereunder is required in respect of any Indemnifiable Taxes pursuant to any applicable law, or governmental rule or regulation, then such Guarantor will (i) direct to the relevant taxing authority the full amount required to be so withheld or deducted, (ii) forward to the Administrative Agent for delivery to the applicable Secured Party an official receipt or other documentation satisfactory to the Administrative Agent and the applicable Secured Party evidencing such payment to such taxing authority, and (iii) direct to the Administrative Agent for the account of the applicable Secured Parties such additional amount or amounts as is necessary to ensure that the net amount actually received by each relevant Secured Party will equal the full amount such Secured Party would have received had no such withholding or deduction (including any Indemnifiable Taxes on such additional amounts) been required. Moreover, if any Indemnifiable Taxes are directly asserted against the Administrative Agent or any Secured Party with respect to any payment received by the Administrative Agent or such Secured Party by reason of any of the Guarantors’ failure to properly deduct and withhold such Indemnifiable Taxes from such payment, the Administrative Agent or such Secured Party may pay such Indemnifiable Taxes and such Guarantor will promptly pay all such additional amounts (including any penalties, interest or reasonable expenses) as are necessary in order that the net amount received by such Person after the payment of such Indemnifiable Taxes (including any Indemnifiable Taxes on such additional amount) shall equal the amount such Person would have received had not such Indemnifiable Taxes been asserted. Any such payment shall be made promptly after the receipt by such Guarantor from the Administrative Agent or such Secured Party, as the case may be, of a written statement setting forth in reasonable detail the amount of the Indemnifiable Taxes and the basis of the claim. If any of the Guarantors shall pay any taxes or make any payments with respect to any taxes which are not Indemnifiable Taxes, then the Administrative Agent or the Secured Party which has received any such payment or with respect to which any such payment was made shall reimburse such Guarantor, within five (5) Business Days of request by such Person, the amount so paid by such Person, together with interest at the rate then applicable to Base Rate Loans from the date such amounts were paid by such Person.

(b)           Each of the Guarantors shall pay any present or future stamp or documentary taxes or any other excise or any other similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (“Other Taxes”), it being expressly understood that the term “Other Taxes” does not include any taxes imposed on or measured by any Secured Party’s or Administrative Agent’s assets, property, net or gross income, franchise, receipts, gains or profits.

(c)           Each of the Guarantors hereby indemnifies and holds harmless the Administrative Agent and each Secured Party for the full amount of Indemnifiable Taxes or Other Taxes (including, without limitation, any Indemnifiable Taxes or Other Taxes imposed on amounts payable under this § 15) paid by the Administrative Agent or such Secured Party, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, by reason of such Guarantor’s failure to properly deduct and withhold Indemnifiable Taxes pursuant to paragraph (a) above or to properly pay Other Taxes pursuant to paragraph (b) above. Any indemnification payment from any of the Guarantors under the preceding sentence shall be made promptly after receipt by such Guarantor from the Administrative Agent or Secured Party of a written statement setting forth in reasonable detail the amount of such Indemnifiable Taxes or such Other Taxes, as the case may be, and the basis of the claim.

(d)           If any of the Guarantors pays any amount under this §15 to the Administrative Agent or any Secured Party and such payee knowingly receives a refund of any taxes with respect to which such amount was paid, the Administrative Agent or such Secured Party, as the case may be, shall pay to such Guarantor the amount of such refund promptly following the receipt thereof by such payee.

(e)           In the event any taxing authority notifies any of the Guarantors that such Guarantor has improperly failed to deduct or withhold any taxes (other than Indemnifiable Taxes) from a payment made hereunder to the Administrative Agent or any Secured Party, such Guarantor shall timely and fully pay such taxes to such taxing authority.

(f)           The Administrative Agent or the Secured Parties shall, upon the request of any of the Guarantors, take reasonable measures to avoid or mitigate the amount of Indemnifiable Taxes required to be deducted or withheld from any payment made hereunder (including, without limitation, the completion and delivery of appropriate forms evidencing the Administrative Agent’s or such Secured Party’s exemption from withholding taxes) if such measures can be taken without the imposition on such Person of any costs or expenses unless such Guarantor has agreed to reimburse such Person therefor or result in such Person in its reasonable judgment suffering any material legal or regulatory disadvantage; provided that if after the date hereof, any change in applicable law, regulation or treaty results in the imposition on any of the Guarantors of a deduction or withholding obligation with respect to amounts payable to banks or bank holding companies, to the extent that any such change in applicable law, regulation or treaty relates to amounts payable hereunder and to the extent that such change results in banks or bank holding companies receiving an undue benefit arising as a result of the payment of such additional amount by any of the Guarantors, such Guarantor and the Administrative Agent shall make a reasonable, good faith effort to negotiate a change in the terms of this Agreement that would allocate the benefits and costs (if any) of such deductions and withholdings among the affected parties in a manner equitable to each of the Guarantors and the Secured Parties.

(g)           Without prejudice to the survival of any other agreement of the parties hereunder, the agreements and obligations of each of the Guarantors contained in this § 15 shall survive the payment in full in cash of the Obligations.

16.           Miscellaneous.  This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined. This Guaranty may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Guaranty it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed signature page of this Guaranty by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

17.           Parallel Security and Parallel Obligations.  The provisions set forth in Section 19 of the Loan Agreement regarding Parallel Security and Parallel Obligations are hereby incorporated into this Guaranty mutatis mutandis.

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IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be executed and delivered as of the date first above written.

CAI INTERNATIONAL, INC.

By:	/s/ Victor Garcia
Name:	Victor Garcia
Title:	Chief Operating Officer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Victor Garcia
Name:	Victor Garcia
Title:	Authorized Officer

Address:
Telephone:
Facsimile:

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Hiromitsu Ogawa
Name:	Hiromitsu Ogawa
Title:	Authorized Officer

Address:
Telephone:
Facsimile:

Guaranty

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Victor Garcia
Name:	Victor Garcia
Title:	Authorized Officer
:
Address:
Telephone:
Facsimile:

SKY CONTAINER TRADING LIMITED

By:	/s/ Victor Garcia
Name:	Victor Garcia
Title:	Authorized Officer

Address:
Telephone:
Facsimile:

SKY DOMESTIC CONTAINER LEASING LIMITED

By:	/s/ Victor Garcia
Name:	Victor Garcia
Title:	Authorized Officer

Address:
Telephone:
Facsimile:

Guaranty

CAI CONSENT SWEDEN AB

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

Address:
Telephone:
Facsimile

CAI CONSENT GERMANY GMBH

By:	/s/ Daniel James Hallahan
Name: Daniel James Hallahan
Title: Managing Director

Address:
Telephone:
Facsimile

Guaranty